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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 6, 2000, in the Registration Statement (Form SB-2 No. 333-00000) and related Prospectus of Advanced Aerodynamics & Structures, Inc. for the registration of 10,250,000 shares of its common stock.


                                       /s/ Ernst & Young, LLP

Long Beach, California
September 5, 2000